EXHIBIT 10.14

FIRST AMENDMENT, ASSIGNMENT AND ASSUMPTION

AND CONSENT TO ASSIGNMENT OF GROUND LEASE

AND CONVEYANCE OF LEASEHOLD IMPROVEMENTS

This First Amendment, Assignment and Assumption and Consent to Assignment of Ground Lease Conveyance of Leasehold Improvements (this “First Amendment”) is made as of May 9, 2008 by and among BUNGE MILLING, INC., an Illinois corporation (“Landlord”), BIOFUELS COMPANY OF AMERICA, LLC, an Illinois limited liability company (“Assignor”), and BLACKHAWK BIOFUELS, LLC, a Delaware limited liability company (“Assignee”) and is effective as of the closing (the “Assignment Date”) of the Asset Purchase Agreement dated March 14, 2008 (the “Asset Purchase Agreement”) by and among, Assignor, Assignee, Renewable Energy Group, Inc., Biodiesel Investment Group, LLC and Bunge North America, Inc.

RECITALS

A.            Landlord leased certain real property to Assignor pursuant to that certain Amended and Restated Ground Lease Agreement dated November 3, 2006 by and between Landlord and Assignor (the “Lease “) covering that real property (the “Real Property”) legally described on Exhibit A attached hereto and made a part hereof and located in the City of Danville, Vermilion County, Illinois, a Memorandum of which Lease dated November 3, 2006, was recorded November 22, 2006, as Document No. 2006-15109, files of the Vermilion County Recorder.

B.            Assignor desires to assign its lessee’s interest in the Lease to Assignee, and Assignee desires to assume all of Assignor’s future obligations under the Lease, and Landlord agrees to consent to the assignment to Assignee, subject to the terms and conditions contained herein, including, without limitation, amendments to the Lease as set forth in this First Amendment.

C.            Assignee further desires to convey its interest in the Improvements to Assignee.

In consideration of the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Assignor and Assignee do hereby agree as follows:

1.             Terms.  Capitalized terms that are used but not defined in this First Amendment shall have the meanings specified or incorporated by reference in the Lease.

2.             Assignment and Assumption.  Assignor hereby sells, assigns, transfers and conveys to Assignee all of Assignee’s right, title and interest in, to and arising under the Lease effective as of the Assignment Date.  Assignee hereby assumes and agrees to perform all of Assignor’s future obligations under the Lease and assumes and agrees to make all payments and observe and perform all of the terms and conditions of the Lease to be observed and performed by Assignor after the Assignment Date except liabilities or obligations accrued on or before the Assignment Date.  Assignor shall remain liable for and shall observe and perform all liabilities and obligations of Assignor under the Lease that arose on or before the Assignment Date and relate to the period prior to the Assignment Date.

3.             Consent.  Subject to the terms and conditions contained in this First Amendment, Landlord hereby consents to the assignment of the Lease by Assignor to Assignee and the assumption by Assignee of the future obligations of Assignor under the Lease.

4.             Notice.   Except as provided in that certain Landlord and Mortgagee’s Agreement dated as of the date hereof between Landlord and Fifth Third Bank, Landlord shall have no obligation to give notice of any default under the Lease except to Assignee and Fifth Third Bank (and only to the extent required under the Lease) and shall have no obligation to deal with any party other than Assignee with respect to the Lease or the Real Property.  Any notice to Assignee shall be given to it at the following address as provided in the Lease:

Tenant:	Blackhawk Biofuels, LLC
22 Chicago Avenue
Freeport, IL 61032-4230
	Attention:	Ron Mapes, Chair
	Telephone:	815-235-2461
	Fax:	815-235-4727

with a copy to:	Lindquist & Vennum, PLLP
4200 IDS Center
80 South Eight Street
Minneapolis, MN 55402-2274
	ttention:	Dean R. Edstrom
	elephone:	612-371-3955
	ax:	612-371-3207

5.             Required Completion Date.  Notwithstanding anything contained in the Lease and this First Amendment, Landlord acknowledges and agrees that for all purposes under the Lease, including without limitation Section 2.6 of the Lease, Tenant has caused construction of the Improvements to be substantially completed and, except for existing retainage amounts, fully paid for by the Required Completion Date, which Improvements for these purposes shall not include the Project Addition (as defined below).

6.             Agreement on Base Rent.  Effective as of the Assignment Date, Section 4.1.2 of the Lease Agreement is hereby deleted in its entirety and replaced with the following:

4.1.2        As used in this Lease, “Base Rent” means:

(a)           During the “Term” of and as defined in that certain Oil Feedstock Supply Agreement dated April     , 2008 by and between Bunge North America, Inc., Renewable Energy Group, Inc. and Assignee (the “Oil Feedstock Supply Agreement”), whether the Tenant hereunder is Blackhawk Biofuels, LLC, Leasehold Lender, or any of their respective successors and assigns, and during any extensions thereof, the sum of One Dollar ($1.00) per annum, payable on the Rent Commencement Date and on each anniversary of the Rent Commencement Date during each year of such “Term” of the Oil Feedstock Supply Agreement, including any extensions thereof.

(b)           Upon the expiration of the “Term” of the Oil Feedstock Supply Agreement, including any extensions thereof, whether upon early termination, subject to the terms of that certain Oil Supply Cure Rights Agreement dated on or about the Assignment Date between Landlord and Leasehold Lender, whether the Tenant hereunder is Blackhawk Biofuels, LLC, Leasehold Lender, any of their respective successors and assigns, or any other person or entity acting as Tenant hereunder (each individually, including Blackhawk Biofuels, LLC, a “Successor Tenant”), the sum of Seventy Two Thousand Dollars ($72,000) per annum payable in equal monthly installments in advance and without demand on the first day of each and every calendar month throughout the Lease Term (prorated for any partial calendar month); provided, that beginning on March 1 of the year following the first full calendar year after the Base Rent for the Land pursuant to this Section 4.1.2(b) is applicable and each year thereafter, the amount of the Base Rent shall be increased by the same percentage as the percentage increase, if any, in the Consumer Price Index (as defined below) for the previous calendar year; and provided, however, that, although the Base Rent shall never be decreased below the sum of Seventy Two Thousand Dollars ($72,000) per annum, in no event shall the Base Rent be increased by the foregoing provision to an amount which exceeds the fair market rent for the Land (excluding all Improvements thereon) determined as follows:

(i)            If Landlord and Successor Tenant agree on the fair market rent for the Land, they shall immediately execute an amendment to this Lease stating the annual Base Rent (but which shall continue to increase annually thereafter based on the Consumer Price Index pursuant to the provisions of Section 4.1.2(b) above).  In the event that Landlord and Successor Tenant are unable to agree upon the fair market rent for the Land, either party shall have the right to cause the fair market rent for the Land to be determined by appraisal in accordance with the procedures set forth herein.  Either party may exercise such right by delivering written notice thereof to the other party (a “Rent Appraisal Notice”), which Rent Appraisal Notice shall designate a Qualified Appraiser who has been appointed by the party delivering such notice. The party to whom the Rent Appraisal Notice was delivered shall then have the right to appoint an additional Qualified Appraiser by delivering written notice thereof to the other party within ten (10) days following the delivery of the Rent Appraisal Notice.  If the party to whom the Rent Appraisal Notice was delivered does not appoint a Qualified Appraiser within such ten (10) day period, the single appraiser appointed shall be the sole appraiser and shall determine the yearly fair market rent for the Land.

(ii)           If both Qualified Appraisers are appointed by the parties hereto as aforesaid, then the parties hereto shall jointly select a third Qualified Appraiser within twenty (20) days following the delivery of the Rent Appraisal Notice. If the parties hereto are unable to mutually agree on the third appraiser, then any of the parties hereto, by giving ten (10) days’ notice to the other party, may file a petition with the American Arbitration Association solely for the purpose of selecting a third appraiser who meets the aforesaid qualifications.

(iii)          Each party shall bear the full cost of the appraiser that it appointed, one-half of the cost of the third appraiser and one-half of the American Arbitration Association’s costs, if any, with respect to the appointment of the third appraiser. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

(iv)          Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall determine the yearly fair market rent for the land. If a majority of the appraisers are unable to agree on such yearly fair market rent within said period of time, the three appraisals shall be added together, their total shall be divided by three, and the resulting quotient shall be the yearly fair market rent for the Land. If, however, the lowest appraisal and/or the highest appraisal is more than ten percent (10%) lower and/or higher than the middle appraisal, such lowest appraisal and/or highest appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two, and the resulting quotient shall be the yearly fair market rent for the Land.   If both the lowest appraisal and the highest appraisal are disregarded, the middle appraisal shall be the yearly fair market rent for the Land.  Notwithstanding any provision to the contrary contained herein, in no event shall the yearly fair market rent for the Land be less the $72,000.00 or more than $100,000.00; provided that the maximum amount of $100,000 shall hereafter increase by the same percentage as the percentage increase, if any, in the Consumer Price Index from November 2006, to the month in which the Rent Appraisal Notice is delivered.  For purposes of this Agreement, the term “Consumer Price Index” means the Consumer Price Index-All Urban Consumers, U.S.  All Items (1982-84=100) as published by the United States Department of Labor, Bureau of Labor Statistics.  In the event that the United States Department of Labor, Bureau of Labor Statistics discontinues the publication of the present Consumer Price Index, the index to be used for computing increases in Base Rent will be such index as may be published by any other United States government bureau or department to replace the present Consumer Price Index.

(v)           Notwithstanding any provision to the contrary contained herein, the obligation to pay Base Rent hereunder shall be waived during the period that the yearly fair market rent is being determined hereunder. However, within thirty (30) days following such determination, Successor Tenant shall be obligated to pay to Landlord the amount of the Base Rent with respect to such period in order to bring current the payment of Base Rent.

7.            Right of First Offer. Landlord waives and relinquishes its right of first offer under Section 18.1 of the Lease with respect to the transactions contemplated by the Asset Purchase Agreement, but not otherwise.

8.            Amendment to 5.1.1 of the Lease.  Section 5.1.1 of the Lease is hereby amended by deleting “ten (10) million gallons” in the fifth line and inserting “five (5) million gallons” in lieu thereof.

9.            Consent to Project Addition.  Landlord understands that Assignee will perform or cause to be performed additional work on and upgrades to the Plant as described on Exhibit B attached hereto (the “Project Addition”). Landlord hereby consents to the Project Addition.  The Lease is hereby amended to include the Project Addition in the definitions of the “Plant” and the “Improvements” set forth in the Lease except with respect to the Required Completion Date as provided above.

10.          Additional Clarifications.

(a)           All references to Biofuels Company of America, LLC in the Lease are hereby deleted and replaced with references to Blackhawk Biofuels, LLC.

(b)           The Construction Contract referenced in the Lease has been assigned to Assignee on or about the Assignment Date,

(c)           The definition of “Landlord and Mortgagee Agreement” is amended to refer to that certain agreement so entitled between Landlord and Leasehold Lender entered into on or about the Assignment Date.

(d)           The definition of “Project Agreements” is amended by substituting the following new definition in lieu thereof: “‘Project Agreements’ means, collectively, the Construction Contract, all agreements with respect to the Project Addition, all agreements relating to the design, construction and equipping of the Project, including, without limitation, all agreements between Assignor (assigned to Assignee) or Assignee or their agents and the following: architects, engineers, contractors, equipment lessors, material suppliers, equipment vendors and the like.”

(e)           The definition of “Project” is amended by substituting the following new definition in lieu thereof: “‘Project’ means the work, labor, material and services required to construct the Plant and the Improvements on the Land, as provided in the Construction Contract and other Project Agreements.”

11.          Leasehold Mortgages.  Landlord hereby consents to (i) the Mortgage of Leasehold, Security Agreement, Assignment of Rents and Leases and Fixture Filing to be executed by Assignee in favor of Fifth Third Bank on or about the Assignment Date and (ii) the Subordinated Mortgage of Leasehold, Security Agreement, Assignment of Rents and Leases and Fixture Filing to be executed by Assignee in favor of REG Ventures, LLC on or about the Assignment Date.

12.          Conveyance of Assignor’s Interest in Improvements.  Incident to the assignment and transfer of Assignor’s interest under the Lease, Assignor also hereby grants, bargains, conveys and sells to Assignee, and its successors and assigns, all right, title and interest of Assignor in and to the following:

(a)           The Improvements, including the Plant, and all fixtures, equipment, and personal property therein or thereon, located on the Real Property; and

(b)           The offsite Improvements more particularly enumerated on Exhibit D attached hereto and made a part hereof and located within easement areas legally described in (collectively, the “Easements”):

(i)           An Access Right-of-Way Easement over real property legally described in Exhibit E-1 attached hereto and made a part hereof;

(ii)          A Biodiesel Pipeline Easement over real property legally described in Exhibit E-2 attached hereto and made a part hereof;

(iii)         A Soybean Oil Pipeline Easement over real property legally described in Exhibit E-3 attached hereto and made a part hereof; and

(iv)        A Gas Pipeline Easement over real property legally described in Exhibit E-4 attached hereto and made a part hereof.

(c)           Assignor, for itself, and its successors, does covenant, promise and agree, to and with Assignee, and its successors and assigns, that Assignor has not made, done or suffered any act or thing whereby the Improvements are or may become subject to any lien, claim, encumbrance or security interest other than as set forth on Exhibit C attached hereto, and the Landlord’s right of reversion, as set forth in Sections 3.3 and 16.4 of the Lease and the Easements, and will warrant and defend title thereto against all persons claiming from or through Assignor as a result of such act or thing.

(d)           Nothing herein shall be deemed to convey any title or interest of Landlord, or of Landlord’s successors in interest, in the Real Property, or in any easement area above-described, it being intended that the Improvements described herein and in the Lease are and shall be deemed severed from such title or interest of Landlord, or its successors, but shall nevertheless be subject to Landlord’s aforesaid right of reversion under the Lease and the Easements.

13.          Agreement. The Lease as amended by this First Amendment remains in full force and effect and is in all respects ratified and confirmed. The Lease, as so amended by this First Amendment, shall be read, taken and construed as one and the same instrument.

14.          Counterparts. This First Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

15.          Memorandum of First Amendment.  Contemporaneously with the execution of this First Amendment, Landlord, Assignor and Assignee shall execute and acknowledge a Memorandum of this First Amendment (the “Memorandum”) for purpose of recordation.  The Memorandum shall be in the form attached hereto as Exhibit F.  Any party may record the Memorandum in the appropriate public records.  Upon termination of the Lease, as amended, Tenant agrees, upon demand, to execute a release of the Memorandum in recordable form.

[REMAINDER OF PAGE LEFT BLANK, SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed as of the date first above written.

LANDLORD:	BUNGE MILLING, INC, an Illinois
corporation

	By:	/S/ Todd A. Bastean
	Name:	Todd A. Bastean
	Title:	V.P. & General Manager

ASSIGNOR:	BIOFUELS COMPANY OF AMERICA,
LLC, an Illinois limited liability company

	By:	/S/ Mark A. Burke
Mark A. Burke, President

ASSIGNEE:	BLACKHAWK BIOFUELS, LLC, a
Delaware limited liability company

	By:	/S/ Ronald L. Mapes
Ronald L. Mapes, Chair

Exhibit A:	Legal Description of Real Property

Exhibit B:	Description of Project Addition

Exhibit C:	Permitted Exceptions to Title to On-Site Improvements

Exhibit D:	Offsite Improvements in Easement Areas

Exhibit E-1:	Legal Description of Access Right-of-Way Easement Area

Exhibit E-2:	Legal Description of Biodiesel Pipeline Easement Area

Exhibit E-3:	Legal Description of Soybean Oil Pipeline Easement Area

Exhibit E-4:	Legal Description of Gas Pipeline Easement Area

Exhibit F:	Form of Memorandum of Lease

EXHIBIT A

LEGAL DESCRIPTION OF REAL PROPERTY

A tract of land being part of the Northwest Quarter of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion County, Illinois and also part of Chs’ Leverenz First Addition to the City of Danville, Vermilion County, Illinois, Edward C. Lamm’s Addition to Danville, Illinois and Fred Stebe’s Addition to the City of Danville, Vermilion County, Illinois as all 3 subdivisions are recorded in the Vermilion County Recorder’s Office, and also the vacated public Right-of-Ways for Section Street, Short Street, Anderson Street, Harrison Street and the public alleys per City of Danville, Illinois Ordinance Number 8499, recorded as Document Number 06-12386 in said Vermilion County Recorder’s Office, described as follows, with bearings on a local datum:

Beginning at the Northeast corner of Lot 1 in said Chs’ Leverenz First Addition, proceed North 88° 26' 08" East along an Easterly extension of the North line of said Lot, 24.06 feet to the Westerly Right-of-Way line of the former C. & E. I. Railroad; thence South 23° 16' 43" East along said Westerly Right-of-Way line of the former C. & E. I. Railroad, 96.74 feet to the East Right-of-Way line of Anderson Street; thence South 2° 27' 08" West along said East Right-of-Way line of Anderson Street, 75.37 feet to an Easterly extension of the South line of said Lot 1; thence South 88° 25' 51" West along said extension of the South line, 66.16 feet to the Southeast corner of said Lot 1; thence South 2° 27' 08" West along a Southerly extension of the East line of said Lot, 50.12 feet to the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in said Vermilion County Recorder’s Office, said corner also being on the South Right-of-Way line of Harrison Street; thence South 88° 25' 51" West along said South Right-of-Way line of Harrison Street, 280.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line of Harrison Street, 443.13 feet; thence North 2° 35' 14" East along said South Right-of-Way line of Harrison Street, 25.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line of Harrison Street, 220.89 feet to the West Right-of-Way line of Section Street; thence North 2° 48' 17" East along said West Right-of-Way line of Section Street, 305.28 feet to a line being a Westerly extension of the North line of Lot 12 in said Edward C. Lamm’s Addition; thence North 88° 33' 27" East along said Westerly extension of the North line and along said North line, 66.54 feet to the Northeast corner of said Lot 12; thence South 2° 45' 04" West along the East line of said Lot, 124.94 feet to the Southeast corner of said Lot 12; thence North 88° 32' 47" East along the South lines of Lots 11, 10, 9, 8 and 7 in said Edward C. Lamm’s Addition, 250.60 feet to the Southeast corner of said Lot 7; thence North 2  28' 42" East along the East line of said Lot, 124.85 feet to the Northeast corner of said Lot 7; thence North 88° 33' 27" East along an Easterly extension of the North line of said Lot 7 and along the North lines of Lots 6, 5, 4, 3, 2 and 1 in said Edward C. Lamm’s Addition and along an Easterly extension of said North lines, 344.04 feet to the West line of Lot 9 in said Fred Stebe's Addition; thence North 2° 09' 08" East along said West line, 30.56 feet to the Northwest corner of said Lot 9; thence North 88° 29' 47" East along the North line of said Lot, 56.31 feet to the Northeast corner of said Lot 9; thence South 2° 11' 37" West along the East line of said Lot, 128.36 feet to the Southeast corner of said Lot 9; thence South 88° 26' 08" West along the South line of said Lot, 56.22 feet to the Southwest corner of said Lot 9; thence South 2° 09' 06" West along a Northerly extension of the West line of Lot 4 in said Chs’ Leverenz First Addition, 16.50 feet to the Northwest corner of said Lot 4; thence North 88° 26' 08" East along the North line of said Lot 4 and along the North lines of Lots 3 and 2 and said North line of Lot 1, all in said Chs’ Leverenz First Addition, 281.02 feet to the Point of Beginning, encompassing 5.924 acres more or less.

EXHIBIT B

DESCRIPTION OF PROJECT ADDITION

The new work to be performed by Assignee is to upgrade the 45 million gallon per year De Smet and Fagen built Danville plant to include a cold filtration process, additional receiving capability for feedstocks other than degummed oil, with required heat and heat trace of all applicable tanks and piping, additional biodiesel storage to allow compliance with BQ-9000 requirements, a fatty acid stripping system and the capability to blend separate lots of biodiesel to load-out.

EXHIBIT C

PERMITTED EXCEPTIONS TO TITLE TO IMPROVEMENTS

EXHIBIT D

DESCRIPTION OF OFFSITE IMPROVEMENTS IN EASEMENT AREAS

1.  The following offsite Improvements located within the easement area for the Access Right-of-Way described in Exhibit E-1: None.

2.  The following offsite Improvements located within the easement area for the Biodiesel Pipeline Easement described on
Exhibit E-2:  A four inch (4”) uninsulated pipeline for biodiesel; a four inch (4”) insulated pipeline for glycerin, together with structural supports for both pipelines, truss systems, two (2) loading arms and related valving, and electrical wires within a conduit.

3.  The following offsite Improvements located within the easement area for the Soybean Oil Pipeline Easement described in Exhibit E-3: A pump, that portion of an uninsulated three inch (3”) raw material pipeline which begins at the pump and ends where the pipeline crosses onto the Real Property leased under the Lease, supports for that portion of the pipeline and electrical wires within a conduit.

4.  The following offsite Improvements located within the easement area for the Gas Pipeline Easement described in Exhibit E-4: That portion of the gas supply pipeline running above and below ground and related supports, which begins at the Ameren-owned meter and ends where the pipeline crosses onto the Real Property leased under the Lease.

EXHIBIT E-1

LEGAL DESCRIPTION OF ACCESS RIGHT OF WAY EASEMENT AREA

A tract of land being a part of the North one-half of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion County, Illinois, described as follows, with bearings on a local datum:

Commencing at the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in the Vermilion County recorder’s office, said corner also being on the South Right-of-Way line of vacated Harrison Street (platted as Madison Street), proceed South 88° 25' 51" West along said South Right-of-Way line, 280.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line, 184.85 feet to the True Point of Beginning; thence continue South 88° 31' 59" West along South Right-of-Way line, 50.30 feet; thence South 33° 31' 40" East, 42.68 feet; thence South 00° 57'  00" West, 405.00 feet; thence South 20° 47' 53" East, 210.22 feet; thence North 74° 55' 37" East, 42.68 feet, thence South 15° 19' 21" East, 136.89 feet; thence South 02° 33' 00" West, 16.14 feet to the North Right-of-Way line of North Street; thence South 87° 27' 00" East along said North Right-of-Way line, 180.54 feet; thence North 02° 23' 00" East, 351.45 feet; thence South 88° 09' 07" West, 130.15 feet; thence North 02° 27' 08" East, 138.58 feet; thence South 88° 16' 50" West, 195.96 feet; thence North 00° 57' 00" East, 300.00 feet; thence North 16° 15' 59" East, 4.15 feet to the True Point of Beginning, encompassing 2.922 acres more or less.

EXHIBIT E-2

LEGAL DESCRIPTION OF BIODIESEL PIPELINE EASEMENT AREA

A tract of land being 20.00 feet in width and being centered upon the following described center line and being part of the North one-half of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion Country, Illinois, described as follows, with bearing on a local datum:

Commencing at the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in the Vermilion County recorder’s office, said corner also being on the South Right-of-Way line of vacated Harrison Street (platted as Madison Street), proceed South 88° 25' 51" West along said South Right-of-Way line, 280.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line, 443.13 feet; thence North 02° 34' 14" East along said South Right-of-Way line, 25.15 feet; thence South 88° 31' 59" West along said Right-of-Way line, 41.61 feet to the True Point of Beginning of said center line; thence South 44° 44' 27" West, 318.70 feet; thence North 78° 26' 57" West, 107.90 feet; thence South 66° 39' 16" West, 59.97 feet; thence South 19° 59' 46" West, 10.00 feet to the point of the ending of said center line.

EXHIBIT E-3

LEGAL DESCRIPTION OF SOYBEAN OIL PIPELINE EASEMENT AREA

A tract of land being 20.00 feet in width and being centered upon the following described center line and being part of the North one-half of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion Country, Illinois, described as follows, with bearing on a local datum:

Commencing at the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in the Vermilion County recorder’s office, said corner also being on the South Right-of-Way line of vacated Harrison Street (platted as Madison Street), proceed South 88° 25' 51" West along said South Right-of-Way line, 280.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line, 161.63 feet to the True Point of Beginning of said center line; thence South 00° 05' 56" West, 116.68 feet; thence South 45° 14' 48" East, 46.13 feet; thence South 81° 16' 37" East, 58.62 feet; thence North 50° 05' 48" East, 34.72 feet to the point of ending of said center line.

EXHIBIT E-4

LEGAL DESCRIPTION OF GAS PIPELINE EASEMENT AREA

A tract of land being 12.00 feet in width and being centered upon the following described center line and being part of the North one-half of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion Country, Illinois, described as follows, with bearing on a local datum:

Commencing at the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in the Vermilion County recorder’s office, said corner also being on the South Right-of-Way line of vacated Harrison Street (platted as Madison Street), proceed South 88° 25' 51" West along said South Right-of-Way line, 6.00 feet to the True Point of Beginning of said center line; thence South 02° 27' 08" West along a line being parallel with the West Right-of-Way line Anderson Street, 309.50 feet; thence South 88° 33' 32" West, 477.00 feet; thence South 02° 03' 14" East, 133.94 feet; thence South 08° 49' 38" East, 50.50 feet; thence South 68° 39' 13" West, 109.57 feet; thence South 21° 14' 31" East, 70.33 feet; thence South 12° 47' 11" East, 46.53 feet; thence South 19° 46' 04" West, 140.44 feet; thence South 01° 35' 19" West, 204.49 feet; thence North 87° 48' 14" West, 801.27 feet; thence North 67° 37' 59"  West, 48.04 feet; thence North 46° 31' 27" West, 33.50 feet to the point of ending of said center line.

EXHIBIT F

FORM OF MEMORANDUM OF FIRST AMENDMENT

The above space for Recorder’s use only

MEMORANDUM OF FIRST AMENDMENT, ASSIGNMENT AND ASSUMPTION AND CONSENT TO ASSIGNMENT OF GROUND LEASE AND CONVEYANCE OF LEASEHOLD IMPROVEMENTS

This Memorandum of First Amendment, Assignment and Assumption and Consent to Assignment of Ground Lease and Conveyance of Leasehold Improvements, dated as of May 9, 2008, shall serve as notice that BUNGE MILLING, INC., an Illinois corporation (“Landlord”), BIOFUELS COMPANY OF AMERICA, LLC, an Illinois limited liability company (“Assignor”), and BLACKHAWK BIOFUELS, LLC, a Delaware limited liability company (“Assignee”) have entered into an First Amendment, Assignment and Assumption and Consent to Assignment of Ground Lease and Conveyance of Leasehold Improvements (“Amendment, Assignment, Consent and Conveyance Agreement”) of even date herewith, pursuant to which the parties have agreed, among other things, (i) to the assignment by Assignor to Assignee, (to which Landlord has consented in such Amendment, Assignment, Consent and Conveyance Agreement), of Assignor’s interest under that certain Amended and Restated Ground Lease Agreement dated November 3, 2006, by and between Landlord and Assignor (the “Lease”), which Lease covers the real property (the “Real Property” legally described on Exhibit A attached hereto and made a part hereof and located in the City of Danville, Vermilion County, Illinois, a Memorandum of which Lease, dated November 3, 2006 was recorded November 22, 2006 as Document No. 2006-15109, files of the Vermilion County Recorder; (ii) to the amendment of the Lease, as assigned; and (iii) the conveyance (as more particularly described below) of the interest of Assignor in certain Improvements (as described in  the Lease and in said Amendment, Assignment, Consent and Conveyance Agreement) from Assignor to Assignee subject to Landlord’s right of reversion in such Improvements as set forth in the Lease and the Amendment, Assignment, Consent and Conveyance Agreement.

Without limiting the foregoing, and incident to the assignment and transfer of Assignor’s interest under the Lease, as above-described, Assignor has granted, bargained,

sold, and conveyed to Assignee, and its successors and assigns, all right, title and interest of Assignor in and to the following (collectively, the “Easements”):

The Improvements, including the Plant (as defined in the Lease), and all fixtures, equipment, and personal property therein or thereon, located on the Real Property; and

The offsite Improvements more particularly enumerated on Exhibit B attached hereto and made a part hereof and located within easement areas legally described in:

(i)                                     An Access Right-of-Way Easement over real property legally described in Exhibit C-1 attached hereto and made a part hereof;

(ii)                                  A Biodiesel Pipeline Easement over real property legally described in Exhibit C-2 attached hereto and made a part hereof;

(iii)                               A Soybean Oil Pipeline Easement over real property legally described in Exhibit C-3 attached hereto and made a part hereof; and

(iv)                              A Gas Pipeline Easement over real property legally described in Exhibit C-4 attached hereto and made a part hereof.

Assignor, for itself, and its successors, has covenanted, promised and agreed, to and with Assignee, and its successors and assigns, that Assignor has not made, done or suffered any act or thing whereby the Improvements are or may become subject to any lien, claim, encumbrance or security interest other than as set forth on Exhibit D attached hereto, and the Landlord’s right of reversion, as set forth in Sections 3.3 and 16.4 of the Lease and the Easements, and will warrant and defend title thereto against all persons claiming from or through Assignor as a result of such act or thing.

Nothing herein shall be deemed to convey any title or interest of Landlord, or of Landlord’s successors in interest, in the Real Property, or in any of the four (4) easement areas herein described, it being intended that the Improvements described herein and in the Lease have been and shall be deemed severed from such title or interest of Landlord, or its successors, but shall nevertheless be subject to Landlord’s aforesaid right of reversion under the Lease and the Easements.

The purpose of this Memorandum is to give notice to parties hereafter claiming any right, title or interest in and to the Real Property of the rights, claims and interests of the parties to the Amendment, Assignment, Consent and Conveyance Agreement and in and to the Real Property, pursuant thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Memorandum of First Amendment, Assignment and Assumption and Consent to Assignment of Ground Lease and Conveyance of Leasehold Improvements to be executed and delivered by their respective duly authorized officers, effective as of the day and year first above-written.

[Signature pages to follow.]

[Signature Page of Landlord, Bunge Milling, Inc.]

LANDLORD:

BUNGE MILLING, INC.

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF MISSOURI	)
) SS
COUNTY OF ST. LOUIS	)

Be it known, that on this        day of                           , 2008, personally appeared before me                                   , who, being by me duly sworn did depose and say that he/she is the                            of BUNGE MILLING, INC, an Illinois corporation, that the foregoing instrument was signed on behalf of said corporation.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal in the State and County aforesaid on the day and year first above written.

Notary Public

My commission expires on:

[Signature page of Assignor, Biofuels Company of America, LLC]

ASSIGNOR:

BIOFUELS COMPANY OF
AMERICA, LLC

By:
Mark A. Burke, President

ACKNOWLEDGMENT

STATE OF	)
) SS
COUNTY OF	)

Be it known, that on this        day of                           , 2008, personally appeared before me                               , who, being by me duly sworn did depose and say that he/she is the                          of BIOFUELS COMPANY OF AMERICA, LLC, an Illinois limited liability company, that the foregoing instrument was signed on behalf of said limited liability company by authority of its members, and said person acknowledged the within instrument to be the free act and deed of said limited liability company.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal in the State and County aforesaid on the day and year first above written.

Notary Public

My commission expires on:

[Signature Page of Assignee, Blackhawk Biofuels, LLC]

ASSIGNEE:

BLACKHAWK BIOFUELS, LLC

By:
Ronald L. Mapes, Chair

ACKNOWLEDGMENT

STATE OF	)
) SS
COUNTY OF	)

Be it known, that on this        day of                           , 2008, personally appeared before me                               , who, being by me duly sworn did depose and say that he/she is the                            of BLACKHAWK BIOFUELS, LLC, a Delaware limited liability company, that the foregoing instrument was signed on behalf of said limited liability company by authority of its members, and said person acknowledged the within instrument to be the free act and deed of said limited liability company.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal in the State and County aforesaid on the day and year first above written.

Notary Public

My commission expires on:

This instrument was drafted by:

Lindquist & Vennum P.L.L.P. (JPS)

Suite 4200 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

612-371-3211

EXHIBIT A

LEGAL DESCRIPTION OF REAL PROPERTY

A tract of land being part of the Northwest Quarter of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion County, Illinois and also part of Chs’ Leverenz First Addition to the City of Danville, Vermilion County, Illinois, Edward C. Lamm’s Addition to Danville, Illinois and Fred Stebe’s Addition to the City of Danville, Vermilion County, Illinois as all 3 subdivisions are recorded in the Vermilion County Recorder’s Office, and also the vacated public Right-of-Ways for Section Street, Short Street, Anderson Street, Harrison Street and the public alleys per City of Danville, Illinois Ordinance Number 8499, recorded as Document Number 06-12386 in said Vermilion County Recorder’s Office, described as follows, with bearings on a local datum:

Beginning at the Northeast corner of Lot 1 in said Chs’ Leverenz First Addition, proceed North 88° 26' 08" East along an Easterly extension of the North line of said Lot, 24.06 feet to the Westerly Right-of-Way line of the former C. & E. I. Railroad; thence South 23° 16' 43" East along said Westerly Right-of-Way line of the former C. & E. I. Railroad, 96.74 feet to the East Right-of-Way line of Anderson Street; thence South 2° 27' 08" West along said East Right-of-Way line of Anderson Street, 75.37 feet to an Easterly extension of the South line of said Lot 1; thence South 88° 25' 51" West along said extension of the South line, 66.16 feet to the Southeast corner of said Lot 1; thence South 2° 27' 08" West along a Southerly extension of the East line of said Lot, 50.12 feet to the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in said Vermilion County Recorder’s Office, said corner also being on the South Right-of-Way line of Harrison Street; thence South 88° 25' 51" West along said South Right-of-Way line of Harrison Street, 280.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line of Harrison Street, 443.13 feet; thence North 2° 35' 14" East along said South Right-of-Way line of Harrison Street, 25.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line of Harrison Street, 220.89 feet to the West Right-of-Way line of Section Street; thence North 2° 48' 17" East along said West Right-of-Way line of Section Street, 305.28 feet to a line being a Westerly extension of the North line of Lot 12 in said Edward C. Lamm’s Addition; thence North 88° 33' 27" East along said Westerly extension of the North line and along said North line, 66.54 feet to the Northeast corner of said Lot 12; thence South 2° 45' 04" West along the East line of said Lot, 124.94 feet to the Southeast corner of said Lot 12; thence North 88° 32' 47" East along the South lines of Lots 11, 10, 9, 8 and 7 in said Edward C. Lamm’s Addition, 250.60 feet to the Southeast corner of said Lot 7; thence North
2° 28' 42" East along the East line of said Lot, 124.85 feet to the Northeast corner of said Lot 7; thence North 88° 33' 27" East along an Easterly extension of the North line of said Lot 7 and along the North lines of Lots 6, 5, 4, 3, 2 and 1 in said Edward C. Lamm’s Addition and along an Easterly extension of said North lines, 344.04 feet to the West line of Lot 9 in said Fred Stebe’s Addition; thence North 2° 09' 08" East along said West line, 30.56 feet to the Northwest corner of said Lot 9; thence North 88° 29' 47" East along the North line of said Lot, 56.31 feet to the Northeast corner of said Lot 9; thence South 2° 11' 37" West along the East line of said Lot, 128.36 feet to the Southeast corner of said Lot 9; thence South 88° 26' 08" West along the South line of said Lot, 56.22 feet to the Southwest corner of said Lot 9; thence South 2° 09' 06" West along a Northerly extension of the West line of Lot 4 in said Chs’ Leverenz First Addition, 16.50 feet to the Northwest corner of said Lot 4; thence North 88° 26' 08" East along the North line of said Lot 4 and along the North lines of Lots 3 and 2 and said North line of Lot 1, all in said Chs’ Leverenz First Addition, 281.02 feet to the Point of Beginning, encompassing 5.924 acres more or less.

EXHIBIT B

DESCRIPTION OF OFFSITE IMPROVEMENTS IN EASEMENT AREAS

1.  The following offsite Improvements located within the easement area for the Access Right-of-Way described in Exhibit C-1: None.

2.  The following offsite Improvements located within the easement area for the Biodiesel Pipeline Easement described on
Exhibit C-2:  A four inch (4”) uninsulated pipeline for biodiesel; a four inch (4”) insulated pipeline for glycerin, together with structural supports for both pipelines, truss systems, two (2) loading arms and related valving, and electrical wires within a conduit.

3.  The following offsite Improvements located within the easement area for the Soybean Oil Pipeline Easement described in Exhibit C-3: A pump, that portion of an uninsulated three inch (3”) raw material pipeline which begins at the pump and ends where the pipeline crosses onto the Real Property leased under the Lease, supports for that portion of the pipeline and electrical wires within a conduit.

4.  The following offsite Improvements located within the easement area for the Gas Pipeline Easement described in Exhibit C-4: That portion of the gas supply pipeline running above and below ground and related supports, which begins at the Ameren-owned meter and ends where the pipeline crosses onto the Real Property leased under the Lease.

EXHIBIT C-1

LEGAL DESCRIPTION OF ACCESS RIGHT OF WAY EASEMENT AREA

A tract of land being a part of the North one-half of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion County, Illinois, described as follows, with bearings on a local datum:

Commencing at the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in the Vermilion County recorder’s office, said corner also being on the South Right-of-Way line of vacated Harrison Street (platted as Madison Street), proceed South 88° 25' 51" West along said South Right-of-Way line, 280.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line, 184.85 feet to the True Point of Beginning; thence continue South 88° 31' 59" West along South Right-of-Way line, 50.30 feet; thence South 33° 31' 40" East, 42.68 feet; thence South 00° 57'  00" West, 405.00 feet; thence South 20° 47' 53" East, 210.22 feet; thence North 74° 55' 37" East, 42.68 feet, thence South 15° 19' 21" East, 136.89 feet; thence South 02  33' 00" West, 16.14 feet to the North Right-of-Way line of North Street; thence South 87° 27' 00" East along said North Right-of-Way line, 180.54 feet; thence North 02° 23' 00" East, 351.45 feet; thence South 88° 09' 07" West, 130.15 feet; thence North 02° 27' 08" East, 138.58 feet; thence South 88° 16' 50" West, 195.96 feet; thence North 00° 57' 00" East, 300.00 feet; thence North 16° 15' 59" East, 4.15 feet to the True Point of Beginning, encompassing 2.922 acres more or less.

EXHIBIT C-2

LEGAL DESCRIPTION OF BIODIESEL PIPELINE EASEMENT AREA

A tract of land being 20.00 feet in width and being centered upon the following described center line and being part of the North one-half of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion Country, Illinois, described as follows, with bearing on a local datum:

Commencing at the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in the Vermilion County recorder’s office, said corner also being on the South Right-of-Way line of vacated Harrison Street (platted as Madison Street), proceed South 88° 25' 51" West along said South Right-of-Way line, 280.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line, 443.13 feet; thence North 02° 34' 14" East along said South Right-of-Way line, 25.15 feet; thence South 88° 31' 59" West along said Right-of-Way line, 41.61 feet to the True Point of Beginning of said center line; thence South 44° 44' 27" West, 318.70 feet; thence North 78° 26' 57" West, 107.90 feet; thence South 66° 39' 16" West, 59.97 feet; thence South 19° 59' 46" West, 10.00 feet to the point of the ending of said center line.

EXHIBIT C-3

LEGAL DESCRIPTION OF SOYBEAN OIL PIPELINE EASEMENT AREA

A tract of land being 20.00 feet in width and being centered upon the following described center line and being part of the North one-half of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion Country, Illinois, described as follows, with bearing on a local datum:

Commencing at the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in the Vermilion County recorder’s office, said corner also being on the South Right-of-Way line of vacated Harrison Street (platted as Madison Street), proceed South 88° 25' 51" West along said South Right-of-Way line, 280.15 feet; thence South 88° 31' 59" West along said South Right-of-Way line, 161.63 feet to the True Point of Beginning of said center line; thence South 00° 05' 56" West, 116.68 feet; thence South 45° 14' 48" East, 46.13 feet; thence South 81° 16' 37" East, 58.62 feet; thence North 50° 05' 48" East, 34.72 feet to the point of ending of said center line.

EXHIBIT C-4

LEGAL DESCRIPTION OF GAS PIPELINE EASEMENT AREA

A tract of land being 12.00 feet in width and being centered upon the following described center line and being part of the North one-half of Section 9, Township 19 North, Range 11 West of the Second Principal Meridian, Vermilion Country, Illinois, described as follows, with bearing on a local datum:

Commencing at the Northeast corner of Lot 1 in Christ Evert’s 1st Addition to the City of Danville, Illinois, as recorded in the Vermilion County recorder’s office, said corner also being on the South Right-of-Way line of vacated Harrison Street (platted as Madison Street), proceed South 88° 25' 51" West along said South Right-of-Way line, 6.00 feet to the True Point of Beginning of said center line; thence South 02° 27' 08" West along a line being parallel with the West Right-of-Way line Anderson Street, 309.50 feet; thence South 88° 33' 32" West, 477.00 feet; thence South 02° 03' 14" East, 133.94 feet; thence South 08° 49' 38" East, 50.50 feet; thence South 68° 39' 13" West, 109.57 feet; thence South 21° 14' 31" East, 70.33 feet; thence South 12° 47' 11" East, 46.53 feet; thence South 19° 46' 04" West, 140.44 feet; thence South 01° 35' 19" West, 204.49 feet; thence North 87° 48' 14" West, 801.27 feet; thence North 67° 37' 59"  West, 48.04 feet; thence North 46° 31' 27" West, 33.50 feet to the point of ending of said center line.

EXHIBIT D

PERMITTED EXCEPTIONS TO TITLE TO IMPROVEMENTS